EXHIBIT 99.3
                                                                ------------



                                                                EXECUTION COPY





                        RECEIVABLES PURCHASE AGREEMENT



                                    between



                           USAA FEDERAL SAVINGS BANK

                                   as Seller

                                      and



                             USAA ACCEPTANCE, LLC

                                 as Depositor




                         Dated as of February 1, 2006



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                               Table of Contents

                                                                                          Page
                                                                                          ----

                                   Article I
                                Interpretation

Section 1.01.  Definitions and Usage.........................................................1

                                  Article II
                           Conveyance of Receivables

Section 2.01.  Conveyance of Receivables.....................................................2
Section 2.02.  The Closing...................................................................2

                                  Article III
                        Representations and Warranties

Section 3.01.  Representations and Warranties of the Depositor...............................3
Section 3.02.  Representations and Warranties of the Seller..................................4

                                  Article IV
                                  Conditions

Section 4.01.  Conditions to Obligation of the Depositor.....................................9
Section 4.02.  Conditions to Obligation of the Seller.......................................10

                                   Article V
                            Covenants of the Seller

Section 5.01.  Protection of Right, Title and Interest......................................11
Section 5.02.  Other Liens or Interests.....................................................12
Section 5.03.  Costs and Expenses...........................................................12
Section 5.04.  Hold Harmless................................................................12

                                  Article VI
                                Indemnification

Section 6.01.  Indemnification..............................................................13
Section 6.02.  Contribution.................................................................15

                                  Article VII
                           Miscellaneous Provisions

Section 7.01.  Obligations of Seller........................................................15
Section 7.02.  Repurchase Events............................................................15
Section 7.03.  Depositor Assignment of Repurchased Receivables..............................16


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Section 7.04.  Transfer to the Issuer.......................................................16
Section 7.05.  Amendment....................................................................16
Section 7.06.  Waivers......................................................................17
Section 7.07.  Notices......................................................................17
Section 7.08.  Costs and Expenses...........................................................17
Section 7.09.  Representations of the Seller and the Depositor..............................17
Section 7.10.  Confidential Information.....................................................17
Section 7.11.  Headings and Cross-References................................................17
Section 7.12.  GOVERNING LAW................................................................17
Section 7.13.  Counterparts.................................................................18
Section 7.14.  Third Party Beneficiary......................................................18
Section 7.15.  No Proceedings...............................................................18


Exhibit A      Matters Addressed in Opinion of Seller's Counsel
Schedule A     Schedule of Receivables
Schedule B-1   Location of Receivable Files
Schedule B-2   Location of Lien Certificates
Appendix A     Definitions and Usage
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                                      ii

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        RECEIVABLES PURCHASE AGREEMENT dated as of February 1, 2006 (as from time to time amended, supplemented or otherwise modified and in effect, this
"Agreement"), between USAA FEDERAL SAVINGS BANK, a federally chartered savings association, as seller (in such capacity, together with its permitted successors and permitted assigns in such capacity, the "Seller") and USAA
ACCEPTANCE, LLC, a Delaware limited liability company, as depositor (together with its successors and permitted assigns, the "Depositor").

                                   RECITALS

        WHEREAS, the Depositor desires to purchase a portfolio of receivables and related property consisting of motor vehicle installment loan contracts originated by the Seller in the ordinary course of its business;

        WHEREAS, the Seller and the Depositor wish to set forth the terms pursuant to which such portfolio of receivables and related property are to be sold by the Seller to the Depositor; and

        WHEREAS, the Depositor intends, concurrently with its purchase hereunder, to convey all of its right, title and interest in and to all of such portfolio of receivables and related property to USAA Auto Owner Trust
2006-1, a Delaware statutory trust (the "Issuer") pursuant to a Sale and Servicing Agreement dated as of February 1, 2006 (the "Sale and Servicing
Agreement"), by and among the Issuer, the Depositor, USAA Federal Savings
Bank, as Seller and Servicer, and the Issuer intends to pledge all of its right, title and interest in and to such portfolio of receivables and related property to JPMorgan Chase Bank, National Association, as Indenture Trustee
(the "Indenture Trustee") pursuant to the Indenture dated as of February 22, 2006 (the "Indenture"), by and between the Issuer and the Indenture Trustee.

        NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                   Article I

                                Interpretation

        Section 1.01. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.



                                  Article II

                           Conveyance of Receivables

        Section 2.01.  Conveyance of Receivables.

               (a) In consideration of the Depositor's delivery to or upon the order of the Seller on the Closing Date of $1,204,494,677 (the "Purchase Price"), the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the obligations of the Seller set forth herein) all right, title, and interest of the Seller, whether now or hereinafter acquired, in and to the Trust Property.

               (b) The transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Depositor of any obligation of the Seller to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.

               (c) The Seller and the Depositor intend that the transfer of assets by the Seller to the Depositor pursuant to this Agreement be a sale of the ownership interest in such assets to the Depositor, rather than the mere granting of a security interest to secure a borrowing. In the event, however, that such transfer is deemed not to be a sale but to be the grant of a security interest to secure a borrowing, the Seller shall be deemed to have hereby granted to the Depositor a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Trust Property, which security interest shall be perfected and of first priority, and this Agreement shall constitute a security agreement under applicable law. Pursuant to the Sale and Servicing Agreement and Section 7.04 hereof, the Depositor may sell, transfer and assign to the Issuer (i) all or any portion of the assets assigned to the Depositor hereunder, (ii) all or any portion of the Depositor's rights against the Seller under this Agreement and (iii) all proceeds thereof. Such assignment may be made by the Depositor with or without an assignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

        Section 2.02. The Closing. The sale and purchase of the Trust Property shall take place at a closing at the office of Sidley Austin llp, New York, New York on the Closing Date, simultaneously with the closing under (a) the Sale and Servicing Agreement, (b) the Indenture and (c) the Trust Agreement.


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                                  Article III

                        Representations and Warranties

        Section 3.01. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants as follows to the Seller and the Indenture Trustee as of the date hereof and the Transfer Date:

               (a) Organization and Good Standing. The Depositor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

               (b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to acquire the Receivables or the other Trust Property or the validity or enforceability of the Receivables or the other Trust Property.

               (c) Power and Authority. The Depositor has all the limited liability company power and authority to execute, deliver and perform this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary limited liability company action.

               (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

               (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or violate any law, rules or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

               (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor before any court, regulatory body,


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administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Depositor is a party.

               (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

        Section 3.02.  Representations and Warranties of the Seller.

               (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer Date:

                      (i) Organization and Good Standing. The Seller is a federally chartered savings association duly organized and validly existing as a banking institution under the laws of the United States and continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

                      (ii) Power and Authority. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies and except as enforcement of such terms may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally.

                      (iii) No Violation. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or incorporation or the bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to


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        which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

                      (iv) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party,
        (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

                      (v) Chief Executive Office. The chief executive office of the Seller is located at 10750 McDermott Freeway, San Antonio, Texas 78288.

                      (vi) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

                      (vii) No Notice. The Seller represents and warrants that it acquired title to the Receivables and the other Trust Property in good faith, without notice of any adverse claim.

                      (viii) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables and the other Trust Property by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                      (ix) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

                      (x) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

                      (xi) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Trust Property, nor does the Seller anticipate any pending insolvency.


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                      (xii) Legal Compliance. The Seller is not in violation
        of, and the execution and delivery by the Seller of this Agreement and the other Basic Documents to which the Seller is a party and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

                      (xiii) Creditors. The Seller did not sell the Receivables or the other Trust Property to the Depositor with any intent to hinder, delay or defraud any of its creditors.

               (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                      (i) Schedule of Receivables. The information set forth in Schedule A to this Agreement with respect to each Receivable is true and correct in all material respects, and no selection procedures adverse to the Securityholders have been used in selecting the Receivables from all receivables owned by the Seller which meet the selection criteria specified herein.

                      (ii) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Depositor.

                      (iii) Good Title. Immediately prior to the transfer and assignment of the Receivables to the Depositor herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others; and, immediately upon the transfer thereof, the Depositor, has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others, and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in each Receivable.

                      (iv) Receivable Files. The Receivable Files shall be kept at one or more of the locations specified in Schedule B-1 hereto; provided, that the Lien Certificates shall be kept at one or more of the locations specified in Schedule B-2 hereto.

                      (v) Characteristics of Receivables. Each Receivable (a) has been originated for the retail financing of a Financed Vehicle by an Obligor located in one of


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        the States of the United States or the District of Columbia; (b)
        contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security; and (c) provides for fully amortizing level scheduled monthly or semi-monthly payments (provided that the payment in the last month in the life of the Receivable may be different from the level scheduled payment) and for accrual of interest at a fixed rate according to the simple interest method.

                      (vi) Compliance with Law. Each Receivable and each sale of the related Financed Vehicle complied at the time it was originated or made, and complies on and after the Cut-off Date, in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other consumer credit, equal opportunity, and disclosure laws applicable to such Receivable and sale.

                      (vii) Binding Obligation. Each Receivable constitutes the legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in all material respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights.

                      (viii) No Government Obligor. No Receivable is due from the United States of America or any state or from any agency, department, instrumentality or political subdivision of the United States of America or any state or local municipality and no Receivable is due from a business except to the extent that such receivable has a personal guaranty.

                      (ix) Security Interest in Financed Vehicle. Immediately prior to the sale and assignment thereof to the Depositor as herein contemplated, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate action with respect to such Receivable had been taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Seller as secured party, which security interest is assignable and has been so assigned by the Seller to the Depositor.

                      (x) Receivables in Force. No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

                      (xi) No Waiver. No provision of a Receivable has been waived in such a manner that such Receivable fails either to meet all of the representations and warranties made by the Seller herein with respect thereto pursuant to this Section 3.02.


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                      (xii) No Amendments. No Receivable has been amended
        except pursuant to instruments included in the Receivable Files and no such amendment has caused such Receivable either to fail to meet all of the representations and warranties made by the Seller herein with respect thereto pursuant to this Section 3.02.

                      (xiii) No Defenses. As of the Cut-off Date, there are no rights of rescission, setoff, counterclaim, or defense, and the Seller has no knowledge of the same being asserted or threatened, with respect to any Receivable.

                      (xiv) No Liens. As of the Cut-off Date, the Seller has no knowledge of any Liens or claims that have been filed, including Liens for work, labor, materials or unpaid taxes relating to a Financed Vehicle, that would be Liens prior to, or equal or coordinate with, the Lien granted by the Receivable.

                      (xv) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days as of the Cut-off Date, the Seller has no knowledge that a default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; the Seller has no knowledge that a continuing condition that with notice or lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; and the Seller has not waived any of the foregoing.

                      (xvi) Insurance. Each Receivable requires that the Obligor thereunder obtain comprehensive and collision insurance covering the Financed Vehicle.

                      (xvii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement is unlawful, void or voidable.

                      (xviii) All Filings Made. No filings (other than UCC filings which have been made or will be made at the Closing Date) or other actions are necessary in any jurisdiction to give the Issuer a first priority perfected security interest in the Receivables and to give the Indenture Trustee a first priority perfected security interest in the Receivables.

                      (xix) One Original. With respect to any Receivable for which an original executed copy exists, there is no more than one original executed copy of such Receivable which, does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Seller and which, immediately prior to the delivery thereof to the Servicer, as custodian for the Indenture Trustee, was in the possession of the Seller.

                      (xx) Security. Each Receivable is secured by a new or used automobile or light-duty truck.

                      (xxi) Maturity of Receivables. Each Receivable has a remaining maturity, as of the Cut-off Date, of not less than 6 months and not more than 72 months


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        and an original maturity of at not less than 9 months and not more than 72 months. No Receivable has a scheduled maturity later than April 1, 2012.

                      (xxii) Annual Percentage Rate. Each Receivable is a fully-amortizing fixed rate simple interest contract that provides for level scheduled monthly or semi-monthly payments (except for the last payment, which may be minimally different from the level payments) over its respective remaining term, and is not secured by any interest in real estate.

                      (xxiii)No Repossessions. Each Receivable is secured by a Financed Vehicle that, as of the Cut-off Date, has not been repossessed without reinstatement of such Receivable.

                      (xxiv) Obligor Not Subject to Bankruptcy Proceedings. Each Receivable has been entered into by an Obligor who has not been identified on the computer files of the Seller as being a debtor in any bankruptcy proceeding as of the Cut-off Date.

                      (xxv) No Overdue Payments. No Receivable has any payment that is more than 30 days past due as of the Cut-off Date.

                      (xxvi) Tangible Chattel Paper. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102.

                      (xxvii)Remaining Principal Balance. Each Receivable had a remaining principal balance, as of the Cut-off Date, of at least $800.00.

                      (xxviii) Filing Statement Language. The financing statements referenced in paragraph (xviii) above, will contain a statement to the following effect "A purchase of or security interest in an collateral described in this financing statement will violate the rights of the Secured Party".


                                  Article IV

                                  Conditions

        Section 4.01. Conditions to Obligation of the Depositor. The obligation of the Depositor to purchase the Receivables is subject to the satisfaction of the following conditions:

               (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct in all material respects on the Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

               (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Receivables have been sold to the Depositor pursuant to this Agreement and deliver to the Depositor the Schedule of Receivables, certified by the Seller's President, Vice President or Treasurer to be true, correct and complete.


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               (c) Documents to be Delivered by the Seller on the Transfer
Date:

                             (i) Evidence of UCC Filing. On or prior to the
               Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in the State of Texas, naming the Seller as seller, and naming the Depositor as secured party, describing the Receivables and the other assets assigned to the Depositor pursuant to Section 2.01, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Depositor. The Seller shall deliver to the Depositor a file-stamped copy or other evidence satisfactory to the Depositor of such filing on or prior to the Transfer Date.

                             (ii) Opinions of Seller's Counsel. On or prior to
               the Closing Date, the Depositor shall have received the opinions of counsel to the Seller, in form and substance satisfactory to the Depositor, as to the matters set forth in Exhibit A hereto and such other matters as the Depositor has heretofore requested or may reasonably request.

                             (iii) Other Documents. Such other documents as
               the Depositor may reasonably request.

               (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

        Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Depositor is subject to the satisfaction of the following conditions:

               (a) Representations and Warranties True. The representations and warranties of the Depositor hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

               (b) Receivables Purchase Price. On the Transfer Date, the Depositor shall have delivered to the Seller the purchase price specified in
Section 2.01 hereof.

               (c) Opinion of Counsel. The Depositor shall have furnished to the Seller an Opinion of Counsel, dated the Closing Date, to the effect that:

                      (i) the Depositor has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware and has all necessary limited liability company power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, the Trust Agreement, the Sale and Servicing Agreement and this Agreement (the "Transaction Documents");

                      (ii) each of the Transaction Documents have been duly authorized, executed and delivered by the Depositor;

                      (iii) Neither the execution, delivery and performance by the Depositor of the Transaction Documents, nor the consummation by the Depositor of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of UCC-1 financing statements relating to the grant of the security interest in the Receivables and the other Trust Property by USAA Federal Savings Bank as the sole equity member of the Depositor, to the Depositor and by the Depositor to the Trust with the Secretary of State, and the filing of the LLC Certificate and the Certificate of Trust of the Trust with the Secretary of State; and

                      (iv) Neither the execution, delivery and performance by the Depositor of the Transaction Documents, nor the consummation by the Depositor of the transactions contemplated thereby, violates the amended and restated limited liability company agreement of the Depositor, dated as of July 8, 2004 and amended by an amendment dated as of November 12, 2004 and as further amended by an amendment dated as of September 30, 2005, or any law, rule or regulation of the State of Delaware applicable to the Depositor.

               (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.


                                   Article V

                            Covenants of the Seller

        The Seller agrees with the Depositor and the Indenture Trustee as follows:

        Section 5.01.  Protection of Right, Title and Interest.

               (a) Filings. The Seller shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller, the Depositor, the Trust and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Depositor hereunder, the Trust under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Property. The Seller shall deliver to the Depositor and the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Depositor shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

               (b) Name Change. If the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute or if the Seller changes the jurisdiction under whose laws it is formed, the Seller shall give the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Depositor's interest in the property conveyed pursuant to Section 2.01.

        Section 5.02. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Depositor, the Trust and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Seller.

        Section 5.03. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties claiming through or under the Seller, of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the other property included in the Trust Property.

        Section 5.04. Hold Harmless. The Seller shall protect, defend, indemnify and hold the Depositor, the Issuer and their respective assigns and their employees, officers, directors and agents harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller occurring prior to the Transfer Date with respect to any of the Receivables or Financed Vehicles or
(iv) any failure of a Receivable to be originated in compliance with all applicable requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                  Article VI

                                Indemnification

        Section 6.01.  Indemnification.

               (a) The Seller agrees to indemnify and hold harmless the Depositor, each of its respective directors, each officer of the Depositor who signed the Registration Statement, and each person or entity who controls the Depositor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor, and each such controlling person for any legal or other expenses reasonably incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Seller contained in the Preliminary Prospectus Supplement or Prospectus Supplement or any amendment or supplement to the Preliminary Prospectus Supplement or Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Preliminary Prospectus Supplement or Prospectus Supplement or any amendment or supplement to the Preliminary Prospectus Supplement or Prospectus Supplement, in the light of the circumstance under which they were made, not misleading, but, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement under the captions: "Summary of Terms of the Notes--Composition of the Receivables"; "Risk Factors"; and "The Receivables Pool"; and in the Base Prospectus under the caption "The Bank's Portfolio of Motor Vehicle Loans" (such information, the "Seller Information"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have to the Depositor or any Affiliate thereof pursuant to Section
5.04 of this Agreement or otherwise.

               (b) The Depositor agrees to indemnify and hold harmless the Seller and each Person who controls the Seller within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller and each such controlling Person for any legal or other expenses reasonably incurred by the Seller or such controlling Person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus Supplement, Prospectus Supplement or the Prospectus or any amendment or supplement to the Preliminary Prospectus Supplement, Prospectus Supplement or the Prospectus or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Preliminary Prospectus Supplement, Prospectus Supplement or the

Prospectus or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Preliminary Prospectus Supplement, Prospectus Supplement or the Prospectus other than the Seller Information. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

               (c) Promptly after receipt by any indemnified party under this
Article VI of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article VI, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article VI except to the extent it has been materially prejudiced by such failure; provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Article VI.

               If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article VI for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

               Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Depositor, if the indemnified parties under this Article VI consist of the Depositor, or by the Seller, if the indemnified parties under this Article VI consist of the Seller.

               Each indemnified party, as a condition of the indemnity agreements contained in Section 6.01(a) and (b), shall use its commercially reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        Section 6.02. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article VI is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Depositor, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Depositor in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Depositor on the other from the sale of the Receivables such that the Depositor is responsible for that portion represented by the underwriting discount set forth on the cover page of the Prospectus Supplement, and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.02, each Person, if any, who controls the Depositor within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as the Depositor and each Person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Seller. Notwithstanding anything in this Section 6.02 to the contrary, the Depositor shall not be required to contribute an amount in excess of the amount of the underwriting discount appearing on the cover page of the Prospectus Supplement.


                                  Article VII

                           Miscellaneous Provisions

        Section 7.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

        Section 7.02. Repurchase Events. The Seller hereby covenants and agrees with the Depositor for the benefit of the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, shall constitute an event obligating the Seller to repurchase the Receivables to which such failure or breach is applicable (each, a "Repurchase Event"), at the Purchase Amount, from the Depositor, unless any such failure or breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof by or to the Seller or the Servicer.

        Section 7.03. Depositor Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Depositor shall assign, without recourse, representation or warranty, to the Seller all of the Depositor's right, title and interest in and to such Receivables and all security and documents relating thereto.

        Section 7.04. Transfer to the Issuer. The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Receivables to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 7.02, are intended to benefit the Issuer, the Indenture Trustee, the Noteholders and the Certificateholder. The Seller hereby consents to such transfers and assignments and agrees that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor.

        Section 7.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, but without the consent of the Noteholders or the Certificateholders, by a written amendment duly executed and delivered by the Seller and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided that (i) such amendment shall not, as evidenced by an Opinion of Counsel or an Officer's Certificate, materially and adversely affect the interest of any Noteholder or Certificateholder and
(ii) the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes. This Agreement may also be amended by the Seller and the Depositor, with the prior written notice to the Rating Agencies and the prior written consent of (a) the Holders of Notes evidencing at least a majority of (i) the Outstanding principal amount of the Class A-1 Notes, (ii) the Outstanding principal amount of the Class A-2 Notes,
(iii) the Outstanding principal amount of the Class A-3 Notes, (iv) the Outstanding principal amount of the Class A-4 Notes and (v) the Outstanding principal amount of the Class B Notes, and (b) the Certificateholders of Certificates evidencing at least a majority of the Percentage Interests (excluding, for purposes of this Section 7.05, Certificates held by the Seller, the Depositor or any of their respective Affiliates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of any Noteholders or Certificateholders or (ii) reduce the aforesaid majority requirement that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

        Section 7.06. Waivers. No failure or delay on the part of the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

        Section 7.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230,
Attention: Vice President, Legal Counsel; (b) in the case of the Servicer, Administrator and Custodian, to 10750 McDermott Freeway, San Antonio, Texas 78288, Attention: Mike Broker, Vice President, (c) in the case of the Seller, 10750 McDermott Freeway, San Antonio, Texas 78288, Attention: Mike Broker, Vice President; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement); (e) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

        Section 7.08. Costs and Expenses. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Depositor, in connection with the perfection of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder as contemplated by the Basic Documents.

        Section 7.09. Representations of the Seller and the Depositor. The respective agreements, representations, warranties and other statements by the Seller and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section
2.02 and the transfers and assignments referred to in Section 7.04.

        Section 7.10. Confidential Information. The Depositor agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors or any other personally identifiable information of an Obligor, except in connection with the enforcement of the Depositor's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or any other Basic Document, or as required by any of the foregoing or by law.

        Section 7.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

        Section 7.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT

REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 7.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

        Section 7.14. Third Party Beneficiary. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

        Section 7.15. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, (i) each of the Seller and the Depositor agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Trust and (ii) the Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Depositor.

        IN WITNESS WHEREOF, the parties hereto have caused this Receivables Purchase Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                        USAA FEDERAL SAVINGS BANK, as Seller

                        By:  /s/ Fritz D. Bohne
                            --------------------------------------
                            Name:   Fritz D. Bohne
                            Title:  Vice President, Senior Financial Officer
                                    and Treasurer


                        USAA ACCEPTANCE, LLC, as Depositor

                        By:  /s/ Edwin T. McQuiston
                             --------------------------------------
                        Name:   Edwin T. McQuiston
                        Title:  Vice President

                                  EXHIBIT A

               MATTERS ADDRESSED IN OPINION OF SELLER'S COUNSEL


   (a) the enforceability of the Basic Documents (other than the Trust Agreement and the Note Depository Agreement);

   (b) the validity of the security interests created thereby;

   (c) the due issuance and enforceability of the Notes;

   (d) the qualification of the Indenture under the Trust Indenture Act;

   (e) no violations of law;

   (f) compliance with applicable federal securities laws;

   (g) exemption of the Bank, the Depositor and the Issuer from registration as an investment company under the Investment Company Act of 1940;

   (h) the conformity in all material respects of each of the Basic Documents to the description thereof contained in the Registration Statement, Preliminary Prospectus and the Prospectus;

   (i) negative assurances concerning the Preliminary Prospectus and the Prospectus, in each case in form and substance reasonably satisfactory to the Representatives and their counsel;

   (j) certain matters relating to the transfer of the Receivables by the Seller to the Depositor, in form and substance reasonably satisfactory to the Representatives and their counsel;

   (k) the Issuer will not be an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; and

   (l) the Notes will be characterized as indebtedness for federal income tax purposes and (iii) the statements set forth in the Prospectus under the heading "Certain Federal Income Tax Consequences", to the extent that they are statements of law are true and correct in all material respects, in form and substance reasonably satisfactory to the Representatives and their counsel.

                                  SCHEDULE A

                            Schedule of Receivables
                            -----------------------

                     [On file with the Indenture Trustee]







                                      S-A-1

                                 SCHEDULE B-1

                         Location of Receivable Files
                         ----------------------------


c/o USAA Federal Savings Bank
10750 McDermott Freeway
San Antonio, TX  78288




                                      S-B-1

                                 SCHEDULE B-2

                         Location of Lien Certificates
                         -----------------------------


FDI Consulting, Inc.
1610 Arden Way, Suite 145
Sacramento, CA 95815




                                      S-B-2

                                  APPENDIX A

                             Definitions and Usage

         (attached to the Sale and Servicing Agreement as Appendix A)





                                 Appendix A-1